SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     AUGUST 22, 2000
                                                 ------------------------



                               HOLLYWOOD.COM, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          FLORIDA                        0-22908                 65-0385686
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)



2255 GLADES ROAD, SUITE 237 WEST, BOCA RATON, FLORIDA              33431
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (561) 998-8000
                                                    -----------------------




26141.0003

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.              OTHER EVENTS.

On August 22, 2000, the Company issued an aggregate of 358,423 shares of the Company's common stock, $0.01 par value, to two investors at $8.37 per share for a total purchase price of $3,000,000 in cash. The investors also received warrants to acquire an aggregate of 60,000 shares of common stock at a price of $10.00 per share. If the investors hold at least seventy-five percent of the shares of common stock issued to them in the transaction on the six-month anniversary of the effective date of a registration statement in respect of the shares, the exercise price of the warrants will be decreased to $8.84. The Company may issue additional shares of common stock to the investors from time to time on the terms set forth in the Warrants attached hereto as Exhibits 10.3 and 10.4.


ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                     AND EXHIBITS.

(a)        Financial Statements of Businesses Acquired.

           Not applicable.

(b)        Pro Forma Financial Information.

           Not applicable.

(c)        Exhibits.

         10.1 Common Stock Investment Agreement dated as of August 22, 2000 among the Company, Elliott Associates, L.P. and Westgate International, L.P.


         10.2 Registration Rights Agreement dated August 22, 2000 among the Company, Elliott Associates, L.P. and Westgate International, L.P.


         10.3 Common Stock Adjustment Warrant dated August 22, 2000 between the Company and Elliott Associates, L.P.


         10.4 Common Stock Adjustment Warrant dated August 22, 2000 between the Company and Westgate International, L.P.


         10.5 Common Stock Purchase Warrant dated August 22, 2000 between the Company and Elliott Associates, L.P.


         10.6 Common Stock Purchase Warrant dated August 22, 2000 between the Company and Westgate International, L.P.




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
                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HOLLYWOOD.COM, INC.

                                        By: /s/ W. Robert Shearer
                                            --------------------------------
                                            W. Robert Shearer
                                            Senior Vice President
                                            And General Counsel


Date:  August  29, 2000













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                                  EXHIBIT INDEX


       Exhibit Number                                           Description

         10.1 Common Stock Investment Agreement dated as of August 22, 2000 among the Company, Elliott Associates, L.P. and Westgate International, L.P.


         10.2 Registration Rights Agreement dated August 22, 2000 among the Company, Elliott Associates, L.P. and Westgate International, L.P.


         10.3 Common Stock Adjustment Warrant dated August 22, 2000 between the Company and Elliott Associates, L.P.


         10.4 Common Stock Adjustment Warrant dated August 22, 2000 between the Company and Westgate International, L.P.


         10.5 Common Stock Purchase Warrant dated August 22, 2000 between the Company and Elliott Associates, L.P.


         10.6 Common Stock Purchase Warrant dated August 22, 2000 between the Company and Westgate International, L.P.








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